FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 1st day of November, 1994.

                                      /s/  John A. Becker

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 2nd day of November, 1994.



                                      /s/  William H. Risch

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 14th day of November, 1994.



                                      /s/  Robert C. Buchanan

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 2nd day of November, 1994.



                                      /s/  Michael E. Batten

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 3rd day of November, 1994.



                                      /s/  George M. Chester, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 4th day of November, 1994.



                                      /s/  Roger H. Derusha

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 2nd day of November, 1994.



                                      /s/  James L. Forbes

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 3rd day of November, 1994.



                                      /s/  Holmes Foster

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 4th day of November, 1994.



                                      /s/  Joseph F. Heil, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of November, 1994.



                                      /s/  John H. Hendee

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 4th day of November, 1994.



                                      /s/  Jerry M. Hiegel

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 8th day of November, 1994.



                                      /s/  Joe Hladky

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15th day of November, 1994.



                                      /s/  James H. Keyes

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the ____ day of November, 1994.



                                      /s/  Sheldon B. Lubar

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 2nd day of November, 1994.



                                      /s/  Daniel F. McKeithan, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 3rd day of November, 1994.



                                      /s/  George W. Mead, II

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 14th day of November, 1994.



                                      /s/  Guy A. Osborn

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 6th day of November, 1994.



                                      /s/  Judith D. Pyle

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 8th day of November, 1994.



                                      /s/  Clifford V. Smith, Jr.

                               FIRSTAR CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                     (FIRST COLONIAL BANKSHARES CORPORATION)


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock, and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 7th day of November, 1994.



                                      /s/  William W. Wirtz